                                                          EXHIBIT 3.6
                                                          FEDERAL IDENTIFICATION
                                                          NO.04-3284048
                                                             -------------------

                       THE COMMONWEALTH OF MASSACHUSETTS
__________
Examiner
                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts 02108-1512

                             ARTICLES OF AMENDMENT
                   (GENERAL LAWS, CHAPTER 156B, SECTION 72)
__________
Name
Approved
          We, Alfred W. Rossow, Jr. *Executive/Vice President, and Clare A.
              ---------------------                               --------

          Dever, * Assistant Clerk, of The Boston Beer Company, Inc., located at
          -----                        -----------------------------
                                       (Exact name of corporation)

          75 Arlington Street, Boston MA 02116,
          -------------------------------------------------------------------
                    (Street address of corporation in Massachusetts)

          certify that these Articles of Amendment affecting articles numbered:

            Articles III and Article IV, Section 1
          -------------------------------------------------------------------
               (Number those articles 1,2,3,4,5 and/or 6 being amended)

          of the Articles of Organization were duly adopted at a meeting held on

          June 2, 1998, by vote of:
          ------    --

            Article III:
          4,107,355 shares of Class B Common Stock          of 4,107,355 shares
          ---------           ----------------------------     ---------
                              (type, class & series, if any)
          outstanding, Article IV, Section 1:

          12,762,163 shares of Class A Common Stock         of 16,377,829 shares
          ----------           ---------------------------     ----------
                               (type, class & series, if any)
          outstanding, and

          __________ shares of ___________________________  of __________ shares
                               (type, class & series, if any)
  C  -    outstanding,
     -
  P  -    /1/**
     -    /2/** being at least two-thirds of each type, class or series
  M  -    outstanding and entitled to vote thereon and of each type, class or
     -    series of stock whose rights are adversely affected thereby:
     -
R.A. -



          * Delete the inapplicable words.    ** Delete the inapplicable clause.
        /1/ For amendments adopted pursuant to Chapter 156B, Section 70.
          = For amendments adopted pursuant to Chapter 156B, Section 71.
            NOTE: IF THE SPACE PROVIDED UNDER ANY ARTICLE OR ITEM ON THIS FORM
            IS INSUFFICIENT, ADDITIONS SHALL BE SET FORTH ON ONE SIDE ONLY OF
            SEPARATE 8 1/2 X 11 SHEETS OF PAPER WITH A LEFT MARGIN OF AT LEAST 1
            INCH.  ADDITIONS TO MORE THAN ONE ARTICLE MAY BE MADE ON A SINGLE
__________  SHEET SO LONG AS EACH ARTICLE REQUIRING EACH ADDITION IS CLEARLY
P.C.        INDICATED.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

----------------------------------------------------------------------------------------------------------------
          WITHOUT PAR VALUE STOCKS                                 WITH PAR VALUE STOCKS
----------------------------------------------------------------------------------------------------------------
   TYPE             NUMBER OF SHARES             TYPE        NUMBER OF SHARES          PAR VALUE
----------------------------------------------------------------------------------------------------------------
  Common:                                       Common:     Class A: 20,300,000        $.01
----------------------------------------------------------------------------------------------------------------
                                                            Class B:  4,200,000        $.01
----------------------------------------------------------------------------------------------------------------
  Preferred:                                    Preferred:
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

Change the total authorized to:

----------------------------------------------------------------------------------------------------------------
        WITHOUT PAR VALUE STOCKS                               WITH PAR VALUE STOCKS
----------------------------------------------------------------------------------------------------------------
   TYPE             NUMBER OF SHARES             TYPE        NUMBER OF SHARES          PAR VALUE
----------------------------------------------------------------------------------------------------------------
  Common:                                       Common:     Class A: 22,700,000        $.01
----------------------------------------------------------------------------------------------------------------
                                                            Class B:  4,200,000        $.01
----------------------------------------------------------------------------------------------------------------
  Preferred:                                    Preferred:
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

ARTICLE IV, Section 1, is hereby amended by deletion thereof and substituting the following in lieu thereof:

          1. BOARD OF DIRECTORS. The number of Directors of the Corporation shall be such number as fixed annually by the Board of Directors, but not fewer than seven (7) nor more than eleven (11), consisting of not fewer than two (2) nor more than four (4) Directors elected by the holders of the Corporation's Class A Common Stock (the "Class A Directors") and not fewer than five (5) nor more than seven (7) Directors elected by the holders of the Corporation's Class B Common Stock (the "Class B Directors"), and subject to the further requirement that no Class B Directors in excess of five (5) Class B Directors shall be elected unless a like number of Class A Directors is also then, or previously, elected."

The forgoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.


Later effective date: ______________________________

SIGNED UNDER THE PENALTIES OF PERJURY, this 23rd day of July, 1998.

/s/ Alfred W. Rossow, Jr.                     Executive/Vice President
--------------------------------------
    Alfred W. Rossow, Jr.

/s/ Clare A. Dever                            "Clerk/"Assistant Clerk
--------------------------------------
    Clare A. Dever

*Delete the inapplicable words.

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                   (GENERAL LAWS, CHAPTER 156B, SECTION 72)

================================================================================


I hereby approve the within Articles of Amendment and, the filing fee in the amount of $_______ having been paid, said articles are deemed to have been filed with me this ________ day of _______________ 19____.



Effective date:_______________________________________________




                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth



                        TO BE FILLED IN BY CORPORATION
                     PHOTOCOPY OF DOCUMENT TO BE SENT TO:

                      Clare A. Dever, Corporate Secretary
                      -----------------------------------
                         The Boston Beer Company, Inc.
                              75 Arlington Street
                      -----------------------------------
                               Boston, MA 02116
                            Telephone: 617 368 5139
                      -----------------------------------